UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Four proposals described fully in the 2017 Proxy Statement of Sykes Enterprises, Incorporated (the “Company”), were presented for approval at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 24, 2017. As of the record date, 42,535,018 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 39,333,079 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following four matters:

Proposal 1:  Election of Directors

There were three Class I director positions up for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2020 Annual Meeting of Shareholders: James S. MacLeod, William D. Muir, Jr., and Lorraine L. Lutton. The voting results for each nominee were as follows:

Name	Votes For	Against	Abstain
James S. MacLeod	37,482,879	157,657	2,622
William D. Muir, Jr.	37,525,241	115,294	2,623
Lorraine L. Lutton	37,517,293	123,502	2,363

Proposal 2:  Advisory Vote to Approve Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2017 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
36,865,783	733,938	43,437	—

Proposal 3:  Advisory Vote on the Frequency of Advisory Votes to Approve Executive Compensation

The proposal to approve, on an advisory basis, the frequency with which shareholders will be provided an advisory vote on executive compensation, received the following votes:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non- Votes
26,305,093	2,945,191	8,354,803	38,071	—

As the Company’s Board of Directors recommended, and a majority of the votes cast approved, the Company will submit executive compensation to the shareholders on an annual basis until the issue of the frequency of such vote is again brought before the shareholders.

Proposal 4:  Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2017 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, and express an opinion thereon, as disclosed in the 2017 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
39,156,398	164,582	12,099	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ John Chapman
John Chapman Executive Vice President and Chief Financial Officer
Date: May 24, 2017